Lincoln Benefit Life Company
Lincoln Benefit Life Variable Life Account

Supplement, dated July 22, 2016, to
the Consultant Accumulator Variable Universal Life Prospectus
the Consultant Protector Variable Universal Life Prospectus
and
the Consultant SL Variable Universal Life Prospectus

This supplement amends the above referenced prospectus offered by Lincoln Benefit Life Company. Please keep this supplement for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectus.

The following fund change:

All footnote references throughout the prospectus for PIMCO VIT Money Market Fund and corresponding Variable Sub-Account are changed as follows:

Effective September 23, 2016, the PIMCO VIT Money Market Fund is no longer available as an investment alternative. Therefore, the corresponding PIMCO VIT Money Market Sub-Account that invests in this Portfolio is closed and is no longer offered as of September 23, 2016. We will no longer accept purchase payments, permit transfers or any allocations to this Variable Sub-Account. Any amount invested in the PIMCO VIT Money Market Sub-Account as of September 23, 2016 was transferred to the Fidelity VIP Government Money Market Sub-Account.

The following replaces footnote (1) in the Investment and Fixed Account Options - The Sub-Accounts and the Portfolios section of the prospectus:

(1) The Morningstar ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative.

The following replaces the Investment and Fixed Account Options - SelectBalanceSM Asset Allocation Program section of the prospectus:

As a Policy Owner, you may elect to participate in the optional SelectBalance asset allocation program (“SelectBalance”) for no additional charge to you. SelectBalance can be elected at any time your Policy is inforce. The Select Balance program provides Policy Owners with an assessment questionnaire to help them determine their investment time horizon and tolerance for risk. The questions on the questionnaire have been provided by ALPS, Inc. and Morningstar Associates and included in the SelectBalance program information developed and provided by us. Based on the answers to the questionnaire, one of five asset allocation Sub-Accounts, the Morningstar ETF Asset Allocation Series Portfolios, is recommended. These portfolios are managed such that the allocations between different asset classes remain consistent with the qualities identified during the initial assessment. The objective of each asset allocation Sub-Account is to provide disciplined, diversified access to a variety of asset classes that is consistent with an investor’s risk profile and investment time horizon.

Asset allocation is the process by which your Policy Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Policy Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.

If you elect to participate in this program, you may select one of the currently available Morningstar ETF Asset Allocation Series Portfolios. The Portfolios, advised by ALPS Advisers, Inc. and sub-advised Morningstar Associates, Inc., represent five different investment styles: Conservative, Income and Growth, Balanced, Growth, and Aggressive Growth. Each of the Morningstar ETF Asset Allocation Series Portfolios is designed to meet the investment goals of the applicable investment style. Once you select a Morningstar ETF Asset Allocation Series Portfolio, your Policy Value will be allocated to the corresponding Morningstar ETF Asset Allocation Series Sub-Account. Additional investment options available with the SelectBalance program at issue include the Fixed Account and the Fidelity VIP Government Money Market Sub-Account. We recommend that you consult with your sales representative and obtain and read the prospectus for the Morningstar ETF Asset Allocation Series carefully before participating in the SelectBalance program.

You may also allocate Policy Value among the Morningstar ETF Asset Allocation Series Portfolios and any other investment options offered on your Policy as desired. You can discontinue participation in the SelectBalance program at any time by submitting a Fund Change form. Each transfer you make to modify your SelectBalance program will count towards the number of transfers you can make without paying a transfer fee. You may want to consult with your sales representative before making a change to the SelectBalance program to help you determine if the change is appropriate for your needs.

Although it is not advised, the Morningstar ETF Asset Allocation Series Portfolios Sub-Accounts could be invested in without completing the assessment questionnaire. This is not advised because the differing responses to the questionnaire are what have been used to develop the investment styles of the five Morningstar ETF Series Portfolios.

Lincoln Benefit, the principal underwriter of the Policy and ADLLC, the distributor of the Policy, do not intend to provide any personalized investment advice in connection with the SelectBalance program and you should not rely on this program as providing individualized investment recommendations to you. Policy Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their financial decisions.

The SelectBalance program can be used in conjunction with our Dollar Cost Averaging program or Portfolio Rebalancing program. We reserve the right to terminate the SelectBalance program at any time. If the program is terminated, but the Morningstar ETF Asset Allocation Series Portfolios are still available, the policyholder's allocation will remain in the Morningstar ETF Asset Allocation Series Portfolios Subaccounts previously elected.